Corporate Presentation September 2021 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements  This presentation contains forward-looking statements about Sana Biotechnology, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including, among others, statements regarding the Company’s strategy, expectations, cash runway and future financial condition, future operations, and prospects, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results to vary materially, including, among others, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress and results of the Company’s current and future research and development programs, preclinical and clinical trials. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including but not limited to its Annual Report on Form 10-K dated March 24, 2021 and Quarterly Report on Form 10-Q dated August 4, 2021. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Sana Biotechnology Engineered cells as medicines We believe the ability to modify the genome and use engineered cells as medicines will be one of the most (if not the most) important advances in healthcare over the next several decades Three aspirations drive us in our pursuit to deliver on the promise of cells as medicines Repair and control the genes in any cell in the body Replace any cell in the body Broad access to our therapies We continue to advance our technologies with multiple INDs planned as early as 2022

Deliver any payload (DNA, RNA, protein, organelle, integrating vs non-integrating)… To any cell (unlimited volume of distribution) in a…  Specific (e.g., just T cell),… And repeatable way (limit immunogenicity)   Manufacture any cell at scale… That engrafts (the right cell in the right environment)… Functions (understand exact phenotype desired)… And persists (overcome immune rejection and cellular signaling, such as apoptotic signaling)  Repair and control the genes of any cell in the body Replace any cell in the body in vivo Cell Engineering ex vivo Cell Engineering Sana goal: fix cells in the body when possible or replace them when needed

Assembling an experienced team across capabilities Delivery of Genetic Material Modification of Genome Immunology Biology Manufacturing Cell Biology Stem Cell Biology Disease Biology Richard Mulligan, PhD Jagesh Shah, PhD Ed Rebar, PhD  Christina Chaivorapol, PhD Stacey Ma, PhD Craig Lichtenstein Mike Laska, PhD Oscar Salas, PhD Sunil Agarwal, MD Terry Fry, MD Chuck Murry, MD, PhD Steve Goldman, MD, PhD Donna Dambach, VMD, PhD Ke Liu, MD, PhD Sonja Schrepfer, MD, PhD  Terry Fry, MD

Sana's platforms, technology and programs

PLATFORM	TECHNOLOGY	PROGRAMS (CELL TYPES)	THERAPEUTIC AREA	PRODUCT CANDIDATE	POTENTIAL INDICATIONS	POTENTIAL IND SUBMISSION
in vivo cell engineering	Fusogen	T cells	Oncology	**SG295 (CD8/CD19)**	NHL/ALL/CLL	As early as 2022
				SG239 (CD8/BCMA)	Multiple myeloma	As early as 2022
				SG242 (CD4/CD19)	NHL/ALL/CLL	As early as 2023
				SG221 (CD4/BCMA)	Multiple myeloma	As early as 2023
		Hepatocytes	Liver-related genetic disorders	**SG328**	OTC[1]	As early as 2023
		Hematopoietic stem cells	Hemoglobinopathies	**SG418**	Sickle cell disease	As early as 2023
					Beta-thalassemia	As early as 2023
ex vivo cell engineering	Hypoimmune donor-derived	T cells	Oncology	**SC291 (CD19)**	NHL/ALL/CLL	As early as 2022
				SC255 (BCMA)	Multiple myeloma	As early as 2022
	Hypoimmune stem cell-derived	Beta cells	Diabetes	**SC451**	Type 1 diabetes	As early as 2023
	Stem cell-derived (to migrate to hypoimmune)	Glial progenitor cells	Central nervous system (CNS)	**SC379**	Huntington's disease	As early as 2023
					Pelizaeus-Merzbacher disease	As early as 2023
					Secondary progressive multiple sclerosis	As early as 2023
		Cardiomyocytes	Cardiovascular	**SC187**	Heart failure	As early as 2023

[1]Ornithine transcarbamylase deficiency

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VHH G protein dictates binding to a target receptor Sana’s fusosome technology makes use of a viral fusogen to enable the targeting of specific cells and the delivery of different therapeutic payloads F G Fusosome F protein drives fusion Fusogen Technology

Development of cell-specific in vivo delivery platform Fusogen Technology Enveloped viruses incorporate viral and cellular proteins (fusogens) expressed on the infected cell membrane upon release from infected cells Fusogens on surface of the resulting virus particles (fusosomes) mediate virus entry via direct fusion of virus and cell membranes Fusogen Technology ViralZone 2011. Swiss Institute of Bioinformatics

in vivo cell engineering – creating targeted medicines across a diverse set of cell types T cells Hepatocytes Hematopoietic stem cells in vivo cell engineering strategy focused on developing therapies with transformative   fusogen platform delivery based on cell specificity and payload diversity

Blood cancers remain high unmet need; despite success, current CAR T solutions have limitations Current ex vivo approaches have limitations T cell fusosome carrying CAR construct infused into patient; the patient is the bioreactor that creates CAR T Fusogen platform offers potential to overcome these limitations Current manufacturing limits access T Cell Fusogen

CAR Activity Expression/Recognition Amplification Target cell killing Target cell killing T cell amplification Using a T cell-targeted fusosome to make CAR T cells in vivo Specificity CD4/CD8 T cell transduction Expression Transgene integration and CAR expression Function Targeted cell killing T cell inside a patient Fusosome Cancer cell CAR T cell 2 Fusosome performance Transduction specificity Transduction efficiency 1 T Cell Fusogen

Targeting of different T cell types by viral fusosomes Sana has generated fusosomes that specifically target and transduce CD8, CD4 and CD3 T cells CD8-targeted fusosome in vitro primary T cells CD8-targeted CD4-targeted fusosome in vitro primary T cells CD4-targeted CD3-targeted CD3-targeted fusosome in vitro primary PBMCs GFP CD4 GFP CD8 GFP CD3 T Cell Fusogen

T Cell Fusogen

IV administration of CD19 CAR delivered by fusogen can clear B cell tumors in humanized mice comparably to *ex vivo* CD19 CAR T


CD19 CAR: *ex vivo*
Saline
CD19 CAR T
D3
D7
D15
D19
D27


CD19 CAR delivered by fusogen: *in vivo*
Saline
SG295 & Activated PBMC
SG295 & Non-Activated PBMC
D7
D10
D17
D24
D31

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B cell levels (CD20+ cells) CD8 fusogen delivering a CD20 CAR causes B cell depletion in NHPs Dosing well tolerated in all animals treated with CD20 CAR T delivered by CD8 fusogen, no infusion-related toxicity or evidence of CAR-associated toxicity Substantial B cell depletion observed in 4/6 treated animals T Cell Fusogen

Potential first-in-class fusogen T cell programs – potential to target large markets with a single IV administration Next Steps SG295 and SG239 Future Development IND-enabling studies and scale GMP manufacturing  Finalize development plan – expect initial indications in NHL for CD19 and multiple myeloma for BCMA Build CD8 and CD4 fusogen programs CD19 indications beyond NHL Targets beyond CD19 and BCMA

Protecting cells from immune destruction is key to unlocking potential of ex vivo cell engineering Fetomaternal tolerance during pregnancy “Allogeneic” fetus: Half of fetal proteins are from the father, not the mother. However, the fetus is not rejected by the mother. Sana approach: creating hypoimmune cells from human iPSCs How can we protect our engineered cells from getting attacked from the recipient’s immune system? Hypoimmune

Sana is pursuing a broad ex vivo cell engineering strategy T cells Pancreatic islets Glial progenitor cells Cardiomyocytes Differentiate pluripotent stem cells with hypoimmune edits Programs that benefit from, but do not require hypoimmune Transforming ex vivo cell engineering through development of hypoimmune cell platform

Hypoimmune

Hypoimmune cells evade rejection from the adaptive **and** innate immune system in a mouse

Evade the adaptive immune system

T Cell Activation (ELISPOT)	IgM Binding (FACS)
No systemic T cell activation with HIP cell transplantation	*No binding of donor specific antibodies against HIP cells*

Unmodified iPSC

HIP


IFN-γ spot frequency
250
200
150
100
50
0
C57BL/6
BALB/c
MFI
200
150
100
50
0

Evade the innate immune system

NK Cell Killing

No NK cell killing with HIP

Wildtype Unmodified Cells	*MHC Class I/II Disruption*	*MHC Class I/II Disruption & CD47 Overexpression*


Normalized cell index
2
1.5
1
0.5
0
-0.5
0.5
1.0
1.5
2.0
hours

No killing of unmodified cells by NK cells	Killing of partially edited iPSC; HLA I/II knockout by NK cells	No killing of HIP cells by NK cells

Deuse T, …, Schrepfer S. *Nat Biotechnology*. 2019; 37:252-258

©2020-2021 Sana Biotechnology. All rights reserved.

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Hypoimmune

Hypoimmune cells in NHP: no systemic adaptive immune activation after transplantation of hypoimmune iPSCs into naïve and sensitized NHPs

Transplantation of NHP iPSCs into allogeneic NHPs: immune evasion is achieved even after prior sensitization

T Cell Activation (ELISPOT)	IgM Production (ELISA)
No systemic T cell activation by hypoimmune cells	*Implantation of hypoimmune cells does not cause activation of antibody production*


Unmodified iPSC
Hypoimmune iPSC
spot frequency
800
600
400
200
0
pre-TX
1w
2w
4w
d0 (6w)
1w (7w)
2w (8w)
4w (10w)
10w (16w)
IgM [mg/mL]
30
25
20
15
10
5
0

WT HIP

- HIP cells did not activate the systemic adaptive immune system (T cells and B cells)
- HIP cells evaded immune responses in a crossover experiment in NHP with pre-existing immunity
- Data suggest the potential to treat autoimmune disorders such as type 1 diabetes

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Hypoimmune

Hypoimmune cells do not elicit an innate immune response in allogeneic NHP recipients



Transplantation of NHP iPSCs into allogeneic NHPs (n=4/group)
Killing by macrophages
Killing by NK cells
Hypoimmune cells do not activate the "missing self" response from the macrophages
Anti-CD47 safety switch
Hypoimmune cells do not activate the "missing self" response from the NK cells
Anti-CD47 safety switch
HLA-I/II KO iPSC
Hypoimmune iPSC
Killing due to missing self
Killing due to missing self
No killing
CD47 safety switch results in killing
No killing
CD47 safety switch results in killing
normalized cell index
hours

- HIP cells do not activate the "missing self" response from macrophages and NK cells
- "Safety switch": CD47 blockade results in killing by innate cells, providing a possible "safety switch"

©2020-2021 Sana Biotechnology. All rights reserved.

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HIP WT D0 (cross over) 4 wks (after crossover transplant) Hypoimmune iPSCs 8 wks (after crossover transplant) 3 wks (after crossover transplant) NHP 4 Summary Hypoimmune Unmodified cells were rejected within 3 weeks Hypoimmune cells survive in a crossover experiment in NHPs with pre-existing immunity Data suggest the potential to treat autoimmune disorders such as type 1 diabetes Hypoimmune cells survive and proliferate in allogeneic sensitized NHPs without immunosuppression 108 107 106 105 Photos/s (*106) Representative of results across 4 NHPs per arm. D0  (day of transplant) 3 wks  (after transplant) Unmodified iPSCs

Hypoimmune cells survive in vivo in NHP while unmodified iPSCs get rejected D0  (cross over) Unmodified iPSCs 2wks  (after crossover transplant) 16wks  (after transplant) D0 (day of transplant) 2 wks (after transplant)  Hypoimmune iPSCs 5 wks  (after transplant) 10 wks  (after transplant) moved NHP 5 Summary Hypoimmune Hypoimmune cells survive in allogeneic NHPs Unmodified cells get rejected while hypoimmune cells continue to survive HIP WT 108 107 106 105 Photos/s (*106) Representative of results across 4 NHPs per arm.

Hypoimmune

Human hypoimmune cells differentiate into various cell types

Hypoimmune edits (HLA-I knockout, HLA-II knockout, CD47tg) do not affect differentiation capacity nor intrinsic cell function.

Cardiac cell differentiation


Unmodified iPSC
DAPI
Troponin I
DAPI
Sarcomeric α-actin
25µm
hiPSC
hiCM
NANOG
OCT 4
SOX 2
DPPA4
hTERT
ZFP42
DEMT3B
cTNT
G3PDH
Hypoimmune iPSC
DAPI
Troponin I
DAPI
Sarcomeric α-actin
25µm
hiPSC
hiCM
NANOG
OCT 4
SOX 2
DPPA4
hTERT
ZFP42
DEMT3B
cTNT
G3PDH

Deuse T, Hu X, …, Schrepfer S. *Nat Biotechnology*. 2019; 37:252-258

Islet cell differentiation


human wt
C-Peptide Glucagon
human HIP
C-Peptide Glucagon
Immunofluorescence on day 22
% of endocrine population
100
80
60
40
20
0
human wt
human HIP
C-peptide
C-peptide/ NKX6.1
Glucagon

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Hypo Allo T

Sana's hypoimmune allo T: potential best-in-class opportunity

IMMUNE CHALLENGES	CURRENT ALLO T	SANA'S HYPOIMMUNE ALLO T
GvHD		
HvGD: Adaptive Immune System		
HvGD: Innate Immune System		

We believe we are better positioned to overcome immune challenges versus existing allo T therapies

1 **Donor or iPSC T cells**



2 **Cell engineering**



3 **CD19 targeted allogeneic T cell**



Note:
GvHD: Graft versus Host Disease
HvGD: Host versus Graft Disease

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Day 0 Day 3 start of CAR dosing Day 7 Day 15 Untreated Day 23 Day 27 HIP CAR T cells Unmodified CAR T cells CD19 HIP CAR T cells clear tumor in vivo Hypo Allo T

Hypo Allo T

CD19 HIP CAR T cells do not activate adaptive or innate immune responses

T cells are not activated by HIP CAR T cells	HIP CAR T cells do not incite an antibody response	HIP CAR T cells evade innate cell "missing self" response

T Cell Activation (ELISPOT)


Spot frequency
800
600
400
200
0
HIP CAR T
Unmodified CAR T

IgM Binding (FACS)


MFI
180
150
120
90
60
30
0
HIP CAR T
Unmodified CAR T

NK Cell Killing


cell density
hours
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
10
20
30
40
50

Macrophage Killing


cell density
hours
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
10
20
30
40
50

©2020-2021 Sana Biotechnology. All rights reserved.

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Allogeneic CAR T cells: potential best-in-class CAR T platform for off-the-shelf therapies Next Steps for SC291 Future Development Develop GMP gene editing and manufacturing processes Finalize development plan – expect initial indication in NHL SC291 for other B cell malignancies SC255 for multiple myeloma Targets beyond CD19 and BCMA

Type 1 diabetes represents a large unmet need with a loss of approximately 15 years of life Autoimmune disease where destruction of insulin-producing beta cells results in inability to control glucose 1.6 million patients with type 1 diabetes in the US and 2.4 million in Europe; 51k new patients/year combined Approximately 15-year shorter life expectancy* Long term complications: end-organ damage, including heart attack, stroke, peripheral vascular disease, retinopathy, nephropathy Our goal is to produce hypoimmune beta cells that evade the immune system and normalize glucose *Rawshani et al, Lancet 2018 Beta Cell Ex Vivo

SC451: combining HIP edits with leading beta cells protocol offers transformative potential for type 1 diabetes patients Superior insulin secretion and faster kinetics in vitro Robust rescue of type 1 diabetes mouse model Human Islet WashU (Sana) Tech Pagliuca Tech Beta Cell Ex Vivo

Beta cells: potential to transform global diabetes pandemic with curative treatment Next Steps for SC451 GMP hypoimmune iPSC cell line Develop scalable GMP manufacturing process IND-enabling studies

Sana aspiration: engineered cells as medicines

The challenge:



Almost all diseases result from damage to or dysfunction in a cell

Sana: engineered cells to treat a broad set of diseases

Address obstacles to using engineered cells as medicines

Validate platforms and create important medicines

- Fusosome for CD19 CAR T *in vivo*
- Fusosome for BMCA CAR T *in vivo*
- Hypoimmune allo CD19 CAR T
- Hypoimmune allo BCMA CAR T

Unlock the potential of engineered cells as medicines in multiple diseases

- Hypoimmune cells for:
  - Type 1 diabetes
  - Heart disease
  - CNS disorders
- Fusosomes delivering payloads for other diseases

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